EXHIBIT 99.4

                        RECEIVABLES PURCHASE AGREEMENT


                                   between


                         AUTO LOAN FUNDING TRUST IV,

                                  as Seller


                                     and


                  BEAR STEARNS ASSET BACKED FUNDING II INC.,

                                 as Purchaser


                         Dated as of November 9, 2004




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                              TABLE OF CONTENTS

                                                                          Page
                                                                          ----


1.   Definitions.............................................................1


2.   Representations and Warranties of the Seller............................3


3.   Conveyance of the Receivables...........................................3


4.   Seller Covenants........................................................5


5.   Survival of Representations and Obligations.............................5


6.   Protection of Title to the Purchaser....................................5


7.   Notices.................................................................6


8.   Successors and Assigns..................................................6


9.   Counterparts............................................................6


10.  Applicable Law..........................................................6


11.  Limitation of Liability of Owner Trustee................................7

EXHIBIT A..................................................................A-1

EXHIBIT B..................................................................B-1


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         This RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), dated as of
November 9, 2004, between AUTO LOAN FUNDING TRUST IV, a Delaware statutory trust (the "Seller"), and BEAR STEARNS ASSET BACKED FUNDING II INC., a Delaware corporation (the "Purchaser").

                            PRELIMINARY STATEMENT

         Subject to the terms and conditions of this Agreement, the Seller is selling those Receivables identified on Exhibit A to the Purchaser. The Purchaser may sell the Receivables to Whole Auto Loan Trust 2004-1, a Delaware statutory trust. Following such sale, DaimlerChrysler Services North America LLC ("DCS") will continue to service the Receivables pursuant to the servicing and administration agreement dated as of October 12, 2004 (as amended, restated, modified or otherwise supplemented from time to time, the "Receivables Servicing Agreement") among DCS, as seller, servicer and administrator (in such capacity, the "Receivables Servicer"), the Seller and the Purchaser. DCS will act as a subservicer with respect to the Receivables pursuant to the agreement to subservice and acknowledgement dated as of November 9, 2004 (the "Acknowledgement") among DCS, Bear Stearns Asset Receivables Corp., as servicer, and the Purchaser.

         The Receivables are the motor vehicle retail installment sale contacts described in Exhibit A hereto.

         For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.      Definitions.

         For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Adverse Claim" means any mortgage, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (consensual, statutory or other), charge, security arrangement, or any other encumbrance or other right or claim in, of or on any Person's assets or properties in favor of any other Person, of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

         "Collection" means any amount paid by an Obligor or any other party with respect to a Receivable, including Liquidation Proceeds.

         "Contract" means, with respect to any Receivable, any and all instruments, agreements, invoices, or other writings pursuant to which such Receivable arises or which evidence such Receivable.

         "Credit and Collection Policy" means the credit and collection policies and practices of the Receivables Servicer and any successor Receivables Servicer relating to Receivables and Contracts, such policies being subject to unilateral revision or modification at any time by the Receivables Servicer or successor Receivables Servicer.

         "Cut-off Date" means September 27, 2004.

         "DCS Receivable" means all Receivables sold to the Seller pursuant to that certain purchase agreement dated October 12, 2004 between DCS and the Purchaser.

         "Dealer" means the dealer who sold a Financed Vehicle and who originated and assigned the related Receivable to DCS under an existing agreement between such dealer and DCS.

         "Deposit Account" means the account established and maintained pursuant to Section 5.1 of the Receivables Servicing Agreement.

         "Finance Charges" means, with respect to any Receivable and its related Contract, any finance, interest or similar charges owing by an Obligor pursuant to such Contract, including, without limitation, any charge payable in connection with any extension or adjustment under such Contract (without regard to whether any such extension or adjustment is permitted under the terms of the Receivables Servicing Agreement).

         "Financed Vehicle" means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the applicable Contract.

         "Fixed Value Receivable" means any motor vehicle retail installment contract that provides for amortization of the loan over a series of fixed level payment monthly installments in accordance with the simple interest method, but also requires a final payment that is greater than the scheduled monthly payments and is due after payment of such scheduled monthly payments and that may be made by (i) payment in full in cash of a fixed value amount,
(ii) return of the Financed Vehicle to the Receivables Servicer provided certain conditions are satisfied or (iii) refinancing the final fixed value payment in accordance with specified conditions.

         "Insurance Policy" means (i) any comprehensive and collision, fire, theft or other insurance policy maintained by an Obligor in which the Receivables Servicer is named as loss payee with respect to one or more Financed Vehicles, and (ii) any credit, life or disability insurance maintained by an Obligor in connection with any Contract.

         "Liquidated Receivable" means any Receivable liquidated by the Receivables Servicer through the sale of a Financed Vehicle or otherwise written off in accordance with the Credit and Collection Policy.

         "Liquidation Proceeds" means, with respect to any Liquidated Receivable, the monies collected in respect thereof, from whatever source, net of the sum of any amounts expended by the Receivables Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

         "Obligor" means any Person which is obligated to make payment on a Receivable.

         "OMSC Receivable" means any Receivable acquired by DCS from the Overseas Military Sales Corporation, or its successor.

         "Person" means any corporation, natural person, firm, joint venture, partnership, limited



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liability company, trust, unincorporated organization, enterprise, government or any department or agency of any government.

         "Receivable" means the indebtedness and other obligations of an Obligor arising under a Contract, whether such indebtedness or other obligations constitute accounts, chattel paper, instruments or general intangibles, in each case, as such terms are defined in the UCC, and including, without limitation, the obligation to pay any Finance Charges with respect thereto.

         "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of (a) the fixed rate of interest, (b) the unpaid principal balance, and (c) a fraction, the numerator of which is the number of days elapsed since the preceding payment of interest was made and the denominator of which is 365, and the remainder of such payment is allocable to principal.

         "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         Capitalized terms used and not otherwise defined herein (including the Preliminary Statement) shall have the meanings assigned thereto in the amended and restated trust agreement dated as of October 12, 2004 between the Purchaser and Chase Manhattan Bank USA, National Association, as owner trustee (the "Trust Agreement").

         2.     Representations and Warranties of the Seller.

         The Seller represents and warrants to, and agrees with, the Purchaser that:

         (a) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (b) The Seller's assignment and delivery of the Receivables to the Purchaser will transfer to the Purchaser all of the Seller's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance created by the Seller.

         (c) With respect to the DCS Receivables, DCS has made the representations and warranties set forth in Exhibit B hereto.

         3.     Conveyance of the Receivables.

         In consideration of the Purchaser's payment to the Seller of $716,992,669.74 (the "Purchase Price"), the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser without recourse (subject to the obligations herein) all of Seller's right, title and



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interest in, to and under the following, whether now owned or existing or hereafter acquired or arising (collectively, the "Purchased Property"): (x)
(i) the Receivables and all Collections received thereunder on or after September 27, 2004, (ii) the Financed Vehicles, the financing of the purchase of which gave rise to such Receivable, including, without limitation, all of the Seller's right, title and interest in and to the proceeds of the Insurance Policies, and all warranties, indemnities, service obligations and other contract rights issued or granted by, or otherwise existing under applicable law against, the manufacturer or Dealer in respect of such Financed Vehicle, (iii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable, or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable, and including, without limitation, all security interests or liens, and property subject thereto, granted by any Person (whether or not the primary Obligor on such Receivable) under or in connection therewith, (iv) all books, records and other information relating to such Receivable, including, without limitation, all Contracts, (v) all service contracts and other contracts and agreements relating to such Receivable, (vi) any proceeds from recourse to Dealers with respect to Receivables with respect to which the Receivables Servicer has determined in accordance with its customary servicing procedures that eventual payment in full is unlikely, (vii) all funds on deposit from time to time in the Deposit Account, to the extent related to the Receivables, and in all investments and proceeds thereof (including all income thereon), (viii) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of DCS or the Seller, and (ix) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing, and (y) all rights of the Seller under (A) the Purchase Agreement dated October 12, 2004 (the "Purchase Agreement") between DCS, as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, and (B) the Receivables Servicing Agreement (including without limitation the representations and warranties of DCS thereunder), but in the case of (A) and (B), only to the extent such rights relate to the Receivables.

         The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller to the Obligors or any other Person in connection with the Purchased Property or any agreement, document or instrument related thereto. The Seller and the Purchaser intend that the sale, transfer, assignment and conveyance of the Purchased Property and other rights and property pursuant to this Section 3 shall be a sale and not a secured borrowing. However, in the event that such transfer is deemed to be a transfer for security, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Purchased Property whether now owned or existing or hereafter acquired or arising and all proceeds thereof (including, without limitation, "proceeds" as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) and all other rights and property transferred hereunder to secure a loan in an amount equal to the Purchase Price, and



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in such event, this Agreement shall constitute a security agreement under applicable law. The Seller hereby authorizes the Purchaser or its agents to file such financing statements and continuation statements as the Purchaser may deem advisable in connection with the security interest granted by the Seller pursuant to the preceding sentence.

          4.    Seller Covenants.

         The Seller shall cause the following to occur:

         (a) The Purchaser shall have received an opinion of Sidley Austin Brown & Wood LLP, in its capacity as counsel to the Purchaser, addressed to the Purchaser and dated the Closing Date, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (b) The Purchaser shall have received copies of the Purchase Agreement, the Receivables Servicing Agreement and the Acknowledgement.

         (c) The Purchaser shall have received an opinion of Richards, Layton & Finger, P.A., in its capacity as counsel to the Seller, addressed to the Purchaser and dated the Closing Date, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (d) The Purchaser shall have received evidence satisfactory to it that, within ten days of the date hereof, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Delaware reflecting the transfer of the interest of the Seller in the Purchased Property and the proceeds thereof to the Purchaser. The Seller will provide or cause to be provided to the Purchaser such conformed copies of such opinions and documents as the Purchaser may reasonably request.

         5.     Survival of Representations and Obligations.

         The respective agreements, representations, warranties and other statements of the Seller and the Purchaser set forth in or made pursuant to this Agreement or contained in certificates of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of the Purchaser or the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Purchased Property.

         6.     Protection of Title to the Purchaser.

         (a) The Seller shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser in the Purchased Property and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as



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


available following such filing. The Seller hereby authorizes the filing of such financing statements and continuation statements.

         (b) The Seller shall not change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506(c) or ss. 9-508(b) of the UCC, unless it shall have given the Purchaser at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Seller shall have an obligation to give the Purchaser at least 60 days' prior written notice of any change in the jurisdiction in which it is organized if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

         7.     Notices.

         All communications hereunder will be in writing and, if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to Bear Stearns Asset Backed Funding II Inc., c/o Bear Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Facsimile: (212) 272-0979,
Attention: Brant Brooks; and if sent to the Seller, will be mailed, delivered or telegraphed, and confirmed to it at Auto Loan Funding Trust IV, c/o Chase Manhattan Bank USA, National Association, c/o JPMorgan Chase, 500 Stanton Christiana Road, FL3/OPS4, Newark, Delaware 19713, facsimile: (302) 552-6280,
Attention: Institutional Trust Services, with a copy to Bear Stearns Investment Products, Inc., 383 Madison Avenue, New York, New York 10179,
Facsimile: (212) 272-0979, Attention: Patricia Jehle. Any such notice will take effect at the time of receipt.

         8.     Successors and Assigns.

         This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and their officers and directors and controlling persons, and no other person will have any right or obligations hereunder.

         9.     Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         10.    Applicable Law.

         THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE



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DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         11.    Limitation of Liability of Owner Trustee.

         Notwithstanding anything contained herein to the contrary, this instrument has been signed by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Seller and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or any beneficial owner of the Seller have any liability for the representations, warranties, covenants, agreements or other obligations of the Seller hereunder, as to all of which recourse shall be had solely to the assets of the Seller. For all purposes of this Agreement, in the performance of any duties or obligations of the Seller hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.



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


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                AUTO LOAN FUNDING TRUST IV
                                By Chase Manhattan Bank USA, National
                                Association, not in its individual
                                capacity, but solely as Owner Trustee


                                By:  /s/ John J. Cashin
                                     ----------------------------------------
                                     Name:   John J. Cashin
                                     Title:  Vice President



                                BEAR STEARNS ASSET BACKED FUNDING II INC.



                                By: /s/ Brant Brooks
                                    -----------------------------------------
                                    Name:   Brant Brooks
                                    Title:  Senior Vice President

                                                                     EXHIBIT A



Information as to the Receivables as of September 27, 2004. This information may be provided in the form of a computer tape or disk.




     Loan ID       Principal Balance        Contract APR        Maturity Date
     -------       -----------------        ------------        -------------


                [on file with Sidley Austin Brown & Wood LLP]

                                                                    EXHIBIT B


         DaimlerChrysler Services North America LLC ("DCS") has made the following representations and warranties with respect to the Receivables sold to Auto Loan Trust IV pursuant to that certain purchase agreement dated October 12, 2004 between DCS and Bear Stearns Asset Backed Funding II Inc. (the "DCS Receivables") (capitalized terms used and not defined in this Exhibit B shall have the meaning(s) ascribed thereto in the servicing and administration agreement dated as of October 12, 2004 (the "Receivables Servicing Agreement") among DCS, as seller, servicer and administrator, Auto Loan Funding Trust IV and Bear Stearns Asset Backed Funding II Inc.):

                  (a) no selection procedures believed by DCS to be adverse to Auto Loan Funding Trust IV were or will be used in selecting the DCS Receivables for purchase under the Purchase Agreement,

                  (b) each DCS Receivable is an Eligible Receivable,

                  (c) there has been no material change in any Credit and Collection Policy that would have a material adverse effect on the performance of the Receivables,

                  (d) the Receivable Files are kept at one or more of the locations listed in Schedule A to the Receivables Servicing Agreement,

                  (e) the latest scheduled maturity of any DCS Receivable shall be no later than the Final Scheduled Maturity Date,

                  (f) as of the Cut-Off Date, approximately 93.43% of the aggregate principal balance of the DCS Receivables, constituting approximately 89.27% of the number of DCS Receivables, represents new vehicles; all of the DCS Receivables are Simple Interest Receivables; and none of the DCS Receivables are Fixed Value Receivables or OSMC Receivables. The Cut-Off Date Balance is $1,200,000,476.03,

                  (g) as of the related Cut-off Date, no Obligor on a DCS Receivable is shown on the Receivable Files as the subject of a bankruptcy proceeding, and

                  (h) DCS's underwriting criteria with respect to the DCS Receivables was not materially different than DCS's underwriting criteria with respect to its public retail receivable securitization transactions.

"Eligible Receivable" means, as of the Cut-off Date, any DCS Receivable:

         (i) the Obligor of which (a) is a resident of the United States and
(b) is not an affiliate of the originating Dealer or any of the parties hereto,

         (ii) the Obligor of which is not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property,

         (iii) which is not a Delinquent Receivable,

         (iv) which is "tangible chattel paper" within the meaning of Section 9-102 of the UCC of all applicable jurisdictions,

         (v) which is denominated and payable only in United States dollars in the United States,

         (vi) which (a) has been originated in the United States by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, (b) was fully and properly executed by the parties thereto, (c) was purchased by DCS from such Dealer under an existing dealer agreement, (d) satisfies all applicable requirements of the Credit and Collection Policy, and (e) which is assignable by DCS to Auto Loan Funding Trust IV,

         (vii) which is neither an OMSC Receivable nor a Fixed Value
Receivable,

         (viii) which does not have forced-placed physical damage insurance,

         (ix) which arises under a Contract (a) which, together with such DCS Receivable, is in full force and effect and constitutes the genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable against such Obligor in accordance with its terms and (b) with respect to which (1) no default, breach, violation, or event permitting acceleration under the terms thereof has occurred and (2) there has not arisen any condition that, with notice or lapse of time or both, would constitute a default, breach, violation or event permitting acceleration under the terms thereof, and DCS has not waived and shall not waive any of the foregoing,

         (x) which, together with the related Contract, (a) is secured by a perfected, valid, subsisting and enforceable first priority security interest in favor of DCS in the related Financed Vehicle, (b) contains customary and enforceable provisions such that the rights and remedies of the holder of such security interest are adequate for realization against the collateral of the benefits of the security, and (c) was originated and transferred to DCS without any conduct constituting fraud or misrepresentation on the part of the applicable Dealer or DCS,

         (xi) which, together with the related Contract, immediately following the execution of such Contract, was purchased by (and the originating Dealer has validly assigned all of its right, title and interest therein to) DCS, and such purchase and assignment of such DCS Receivable, such Contract and the Related Security to DCS is expressly contemplated in such Contract,

         (xii) which, together with the Contract related thereto, and the sale of the Financed Vehicle complied at the time it was originated or made and, at the execution of this Agreement, complies with all requirements of, and does not contravene any, federal, state or local laws and regulations, including usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Texas Consumer Credit Code and State adaptations of the National

Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws,

         (xiii) the Financed Vehicle securing which (a) is free and clear of any Adverse Claim other than the security interest therein then being assigned by DCS to Auto Loan Funding Trust IV, and no enforcement action, whether by repossession or otherwise, has been taken with respect to such Financed Vehicle, and (b) is covered by the Required Insurance in respect of such Financed Vehicle, and such Required Insurance is in full force and effect, and the proceeds of the Required Insurance have been assigned to DCS and such proceeds are fully assignable to the Issuer,

         (xiv) with respect to the outstanding balance thereof, such outstanding balance is scheduled to be paid in equal consecutive monthly installments that fully amortize the Amount Financed by maturity,

         (xv) which DCS Receivable bears interest at the per annum rate stated on the face of the related Contract, which per annum rate remains fixed during the term of such DCS Receivable and accrued interest on such DCS Receivable is payable monthly, in arrears,

         (xvi) which DCS Receivable is not due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State,

         (xvii) which DCS Receivable has not been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related DCS Receivable in whole or in part,

         (xviii) which DCS Receivable has not been amended such that the amount of the Obligor's scheduled payments has been increased,

         (xix) as to which no provision of such DCS Receivable or the related Contract has been waived,

         (xx) as to which DCS Receivable and the related Contract, no right of rescission, setoff, counterclaim or defense has been asserted or threatened,

         (xxi) which DCS Receivable has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such DCS Receivable or any DCS Receivable under this Agreement is unlawful, void or voidable,

         (xxii) as to which DCS Receivable, all filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first perfected ownership interest in such DCS Receivable shall have been made,

         (xxiii) as to which DCS Receivable, there is only one original executed copy of the related Contract,

         (xxiv) which DCS Receivable has a final maturity date before September 30, 2010.

         (xxv) (A) which DCS Receivable has a first scheduled due date on or prior to the end of the month following the related Cut-Off Date and (B) which DCS Receivable does not have a payment that is more than 30 days overdue as of the related Cut-Off Date,

         (xxvi) which DCS Receivable has an outstanding principal balance of at least $1,000.00, and

         (xxvii) which DCS Receivable was originated on or prior to June 27, 2004.